FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT
FAIR VALUE MEASUREMENT

(a)    Fair value presentation

An established fair value hierarchy requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is available and significant to the fair value measurement.  There are three levels of inputs that may be used to measure fair value:

Level 1	—	Quoted prices in active markets for identical assets or liabilities.

Level 2	—
Observable inputs other than quoted prices in active markets for identical assets and liabilities, such as quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	—	Inputs that are generally unobservable and are supported by little or no market activity and that are significant to the fair value determination of the assets or liabilities.

The carrying value of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, approximate their fair value due to the immediate or short-term maturity of these financial instruments. Short-term investments are recorded at fair value and their carrying value as at December 31, 2013 was $2,470 (December 31, 2012 — $nil).  Our short-term investments are classified within Level 1 of the valuation hierarchy.  Based on borrowing rates currently available to us for loans with similar terms, the carrying values of our obligations under capital leases, long-term obligations and other long-term liabilities approximate their fair values.

On July 23, 2012, foreign currency forward exchange contracts for a notional US$56.3 million to acquire €45.0 million in connection with the acquisition of the M2M business of Sagemcom settled.  For twelve months ended December 31, 2012, we realized a loss of $1,761, which is classified in Foreign exchange gain (loss) on these forward contracts.

(b)    Credit Facilities

On October 31, 2013 we renewed our $10 million revolving term credit facility ("Revolving Facility") for a two year term which expires on October 31, 2015. The Revolving Facility with Toronto Dominion Bank and the Canadian Imperial Bank of Commerce is for working capital requirements, is secured by a pledge against all of our assets, and is subject to borrowing base limitations.  Other terms of the Revolving Facility remain substantially unchanged. As at December 31, 2013, there were no borrowings under the Revolving Facility.

(c)     Letters of credit

We have entered into a standby letter of credit facility agreement under which we have issued two performance bonds to third party customers in accordance with specified terms and conditions.  At December 31, 2013, we had two Euro denominated performance bonds amounting to €50 thousand expiring in June 2014 (December 31, 2012 - €50 thousand) and no other performance bonds (December 31, 2012 - $176). The carrying value of these instruments approximate their fair market value.